VOYA PARTNERS, INC.

Voya Solution Moderately Conservative Portfolio

(the "Disappearing Portfolio")

Supplement dated January 19, 2024

to the Disappearing Portfolio's Adviser Class, Class I, Class R6, Service Class and Service 2 Class

Shares' Prospectus and related Statement of Additional Information,

each dated May 1, 2023, as supplemented

On January 10, 2024, the Board of Directors of Voya Partners, Inc. approved a proposal to reorganize the Disappearing Portfolio with and into the following "Surviving Portfolio" (the "Reorganization"):

Disappearing Portfolio	Surviving Portfolio
Voya Solution Moderately Conservative	Voya Solution Conservative Portfolio (a series of
Portfolio	Voya Partners, Inc.)

The Reorganization does not require shareholder approval. It is expected that the Reorganization will take place on or about July 12, 2024.

From the close of business on June 28, 2024 through the close of business on July 12, 2024, the Disappearing Portfolio will be in a "transition period" during which time a transition manager will align the Disappearing Portfolio's holdings with those of the Surviving Portfolio. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Disappearing Portfolio's shareholders will hold corresponding shares of the Surviving Portfolio. For more information regarding the Surviving Portfolio, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE